Exhibit 99.1

                      Consolidated financial statements of

                        GENDOW CONSULTING SERVICES LTD.
       (prepared using Canadian generally accepted accounting principles)
                             (in Canadian dollars)

                                August 31, 1999

GENDOW CONSULTING SERVICES LTD.
Table of contents
--------------------------------------------------------------------------------

Auditors' report ........................................................     1

Consolidated statement of earnings and retained earnings ................     2

Consolidated balance sheet ..............................................     3

Consolidated statement of cash flows ....................................     4

Notes to the consolidated financial statements ..........................   5-9

                     [Letterhead of Deloitte & Touche LLP]

Auditors' report

To the Directors of
Gendow Consulting Services Ltd.

We have audited the consolidated balance sheet of Gendow Consulting Services Ltd. as at August 31, 1999 and the consolidated statements of earnings and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in Canada. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the Company as at August 31, 1999 and the results of its operations and its cash flows for the year then ended in accordance with generally accepted accounting principles in Canada.


(signed) Deloitte & Touche LLP
Chartered Accountants

September 28, 1999

GENDOW CONSULTING SERVICES LTD.
Consolidated statement of earnings and retained earnings
year ended August 31, 1999
(in Canadian dollars)
================================================================================
                                                                         $

Sales                                                                14,744,696
--------------------------------------------------------------------------------

Cost of sales                                                         8,023,678
Selling, general and administrative expenses                          1,719,592
Interest expense                                                        136,179
Other income                                                            (52,081)
--------------------------------------------------------------------------------
                                                                      9,827,368
--------------------------------------------------------------------------------

Earnings before income taxes                                          4,917,328
--------------------------------------------------------------------------------

Income taxes
   Current                                                            1,534,117
   Deferred                                                              34,373
--------------------------------------------------------------------------------
                                                                      1,568,490
--------------------------------------------------------------------------------

Net earnings                                                          3,348,838

Retained earnings, beginning of year                                  3,683,785

Dividends                                                            (3,068,000)
--------------------------------------------------------------------------------
Retained earnings, end of year                                        3,964,623
================================================================================

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GENDOW CONSULTING SERVICES LTD.
Consolidated balance sheet
as at August 31, 1999
(in Canadian dollars)
================================================================================

                                                                                $
Assets
Current assets
   Cash                                                                       52,123
   Accounts receivable (net of allowance for doubtful accounts of $ nil)   1,719,527
   Receivable from parent company                                            147,912
   Inventories (Note 3)                                                    4,091,311
   Prepaid expenses                                                           30,520
------------------------------------------------------------------------------------
                                                                           6,041,393

Fixed assets (Note 4)                                                      3,892,049
------------------------------------------------------------------------------------
                                                                           9,933,442
====================================================================================

Liabilities
Current liabilities
   Trade accounts payable and accrued liabilities                            697,040
   Bonus payable                                                             910,000
   Dividends payable                                                         110,000
   Income taxes                                                              356,645
   Current portion of long-term debt (Note 5)                                641,699
------------------------------------------------------------------------------------
                                                                           2,715,384

Long-term debt (Note 5)                                                    1,243,125
Deferred income taxes                                                        508,939
------------------------------------------------------------------------------------
                                                                           4,467,448
------------------------------------------------------------------------------------


Shareholders' equity
   Share capital (Note 6)                                                  1,501,371
   Retained earnings                                                       3,964,623
------------------------------------------------------------------------------------
                                                                           5,465,994
------------------------------------------------------------------------------------
                                                                           9,933,442
====================================================================================

Approved by the Board

 ....................................Director

 ....................................Director

GENDOW CONSULTING SERVICES LTD.
Consolidated statement of cash flows
year ended August 31, 1999
(in Canadian dollars)
================================================================================
                                                                           $

Operating activities
   Net earnings                                                       3,348,838
   Adjustments for:
     Gain on disposal of fixed assets                                    (2,348)
     Depreciation of fixed assets                                       733,261
     Deferred income taxes                                               34,373
--------------------------------------------------------------------------------
                                                                      4,114,124

   Changes in non-cash operating working capital items (Note 8)        (523,590)
--------------------------------------------------------------------------------
                                                                      3,590,534
--------------------------------------------------------------------------------

Investing activities
   Reimbursement of note receivable                                      10,833
   Acquisition of fixed assets                                         (764,719)
   Proceeds from sale of fixed assets                                     3,300
--------------------------------------------------------------------------------
                                                                       (750,586)
--------------------------------------------------------------------------------

Financing activities
   Proceeds from long-term borrowings                                   566,500
   Repayment of long-term debt                                         (569,640)
   Dividends paid                                                    (2,958,000)
--------------------------------------------------------------------------------
                                                                     (2,961,140)
--------------------------------------------------------------------------------

Net decrease in cash and cash equivalents                              (121,192)
Cash and cash equivalents at beginning of year                          173,315
--------------------------------------------------------------------------------
Cash and cash equivalents at end of year                                 52,123
================================================================================

Cash and cash equivalents consist of cash.

Supplementary Information (Note 8)

GENDOW CONSULTING SERVICES LTD.
Notes to the consolidated financial statements
year ended August 31, 1999
(in Canadian dollars)
================================================================================

1.    Status and nature of activities

      The Company, incorporated under the Canada Business Corporations Act, is a holding company that through its wholly-owned subsidiary Airborne Gear Mach. Ltd. operates a machine shop in St. Leonard, Quebec.

2.    Accounting policies

      Basis of presentation

      These consolidated financial statements have been prepared specifically to meet the regulations of the Securities Exchange Commission in the United States in connection with a transaction that the company is involved in. These regulations require the presentation of most recently completed fiscal year only. As a result, comparative figures have not been presented.

      The consolidated financial statements have been prepared in accordance with generally accepted accounting principles in Canada. Significant differences between Canadian and United States generally accepted accounting principles are discussed in Note 9.

      Inventories

      Raw materials are valued at the lower of cost and replacement cost. Cost is determined on the first in, first out basis. Work in process and finished goods are valued at the net realizable value less normal profit margin.

      Fixed assets

      Fixed assets are recorded at cost. Depreciation is computed using the diminishing balance basis at the following annual rates:

                     Building                            5%
                     Furniture and fixtures,
                       machinery and equipment          20%
                     Computer                           30%
                     Computer software                 100%
                     Pavement                            8%
                     Fences                             10%

      Deferred income taxes

      The Company follows the tax allocation method in providing for income taxes. Deferred income taxes result from timing differences between depreciation of fixed assets charged to operations and capital cost allowance claimed for income tax purposes.

GENDOW CONSULTING SERVICES LTD.
Notes to the consolidated financial statements
year ended August 31, 1999
(in Canadian dollars)
================================================================================

3.    Inventories

                                                                            $

      Raw materials                                                      218,539
      Work in process                                                  2,111,339
      Finished goods                                                   1,761,433
      --------------------------------------------------------------------------
                                                                       4,091,311
      ==========================================================================

4.    Fixed assets

                                                        Accumulated     Net Book
                                                 Cost   Depreciation      Value
                                                 ----   ------------    --------
                                                  $            $            $

      Land                                     213,300           --      213,300
      Building                                 994,780      445,440      549,340
      Furniture and fixtures                   100,582       82,487       18,095
      Machinery                              6,473,327    3,619,052    2,854,275
      Equipment                                249,523      168,809       80,714
      Computer                                 283,493      211,362       72,131
      Computer software                        210,311      209,085        1,226
      Pavement                                  37,839       23,384       14,455
      Fences                                     5,690        4,102        1,588
      Machinery under
         capital leases                        188,640      101,715       86,925
      --------------------------------------------------------------------------
                                             8,757,485    4,865,436    3,892,049
      ==========================================================================

5.    Long-term debt

                                                                            $
      Notes payable, prime rate plus 0.25%, secured by a
         movable hypothec without delivery on machinery
         with a net book value of $2,397,961, payable to
         2004 in maximum monthly instalments of $51,319,
         excluding interest                                            1,839,554

      Obligations under capital leases, 9%, until 2001                    45,270
      --------------------------------------------------------------------------
                                                                       1,884,824

      Current portion                                                    641,699
      --------------------------------------------------------------------------
                                                                       1,243,125
      ==========================================================================

GENDOW CONSULTING SERVICES LTD.
Notes to the consolidated financial statements
year ended August 31, 1999
(in Canadian dollars)
================================================================================

5.    Long-term debt (cont'd)

      Principal payments due in each of the next years for notes payable are as follows:

                                                $

                           2000             610,519
                           2001             455,468
                           2002             392,900
                           2003             296,650
                           2004              84,017

      Minimum lease payments required under capital leases are $48,495; this amount includes interest charges of $3,225. Minimum payments due within each of the next years under this capital leases are as follows:

                                               $

                           2000              33,009
                           2001              15,486

6.    Share capital

      Authorized, unlimited number of shares without par value

            Class A shares, participating, non-voting, discretionary non-cumulative dividend

            Class B shares, non-participating, voting

            Class C shares, non-participating, non-voting, maximum non-cumulative annual dividend of 5% on the redemption value, redeemable at the option of the holder or the Company for $884,800

            Class D shares, non-participating, non-voting, maximum non-cumulative annual dividend of 5% on the redemption value, redeemable at the option of the holder or the Company for $4,966,200

            Class E shares, non-participating, non-voting, maximum non-cumulative annual dividend of 5% on the redemption value, redeemable at the option of the holder or the Company for $1,500,000

                                                                         $
     Issued

            100 Class A shares                                            100
          1,000 Class B shares                                          1,000
        884,800 Class C shares                                             40
      4,966,200 Class D shares                                            231
      1,500,000 Class E shares                                      1,500,000
--------------------------------------------------------------------------------
                                                                    1,501,371
================================================================================

GENDOW CONSULTING SERVICES LTD.
Notes to the consolidated financial statements
year ended August 31, 1999
(in Canadian dollars)
================================================================================

7.    Economic dependence

      Approximately 95% of sales were made to a single customer.

8.    Supplementary information on cash flows

                                                                           $
      Changes in non-cash operating working capital items

      Accounts receivable                                               (95,542)
      Receivable from parent company                                   (147,912)
      Inventories                                                      (183,826)
      Prepaid expenses                                                  (11,454)
      Trade accounts payable and accrued liabilities                    125,525
      Bonus payable                                                     (68,000)
      Income taxes                                                     (142,381)
      --------------------------------------------------------------------------
                                                                       (523,590)
      ==========================================================================

      Interest and income taxes paid

      Interest paid                                                     125,620
      Income taxes paid                                               1,686,734

9. Reconciliation of consolidated financial statements prepared under Canadian generally accepted accounting principles (<<GAAP>>) and United States GAAP

      Items where significant differences between Canadian and United States GAAP exist, and their impact on the consolidated financial statements are explained below:

      (i) Net income reconciliation

                                                                           $

      Net income, as reported under Canadian GAAP                     3,348,838

      Income taxes (a)                                                   12,909
      --------------------------------------------------------------------------

      Net income - as reported under United States GAAP               3,361,747
      ==========================================================================

      Net income reported under United States GAAP is equal to the company's comprehensive income. Earnings per share are not presented since the company is not a public entity.

GENDOW CONSULTING SERVICES LTD.
Notes to the consolidated financial statements
year ended August 31, 1999
(in Canadian dollars)
================================================================================

9. Reconciliation of consolidated financial statements prepared under Canadian generally accepted accounting principles (<<GAAP>>) and United States GAAP (cont'd)

      (ii)  Balance sheet reconcialiation

                                                                             United
                                    Canadian                                 States
                                      GAAP        Adjustment                  GAAP
     --------------------------------------------------------------------------------
                                        $                                       $

     Assets                         9,933,442                               9,933,442
     ================================================================================

     Current liabilities            2,715,384                               2,715,384
     Long term debt                 1,243,125                               1,243,125
     Redeemable shares                     --      1,507,271   (b)          1,507,271
     Deferred income taxes            508,939        (23,013)  (a)            485,926
     Shareholders' equity           5,465,994     (1,484,258)  (a)(b)       3,981,736
     --------------------------------------------------------------------------------
                                    9,933,442                               9,933,442
     ================================================================================

      (iii) Statement of cash flows

      The statement of cash flows, as presented, conforms to United States GAAP.

      (a) Income taxes

      United States GAAP requires that impact of all temporary differences between the carrying amounts and the tax bases of assets and liabilities be accounted for, and adjusted each year for changes to the statutory income tax rates. Under Canadian GAAP, the annual income tax provision results from accounting income for tax purposes calculating using income tax rates in effect for each year, without adjustment for subsequent changes in statutory income tax rates.

      (b) Redeemable shares

      United States GAAP requires that issues of shares capital that provide for redemption at the option of the holder be presented on the balance sheet outside of shareholders' equity, with the redemption price disclosed. Canadian GAAP allows shares that are redeemable at the option of the holder to be disclosed within the shareholders' equity section of the balance sheet if the shares are issued between related parties under certain conditions.

10.   Uncertainty due to the Year 2000 Issue

      The Year 2000 Issue arises because many computerized systems use two digits rather than four to identify a year. Date-sensitive systems may recognize the year 2000 as 1900 or some other date, resulting in errors when information using year 2000 dates is processed. In addition, similar problems may arise in some systems which use certain dates in 1999 to represent something other than a date. The effects of the Year 2000 Issue may be experienced before, on, or after January 1, 2000, and, if not addressed, the impact on operations and financial reporting may range from minor errors to significant systems failure which could affect an entity's ability to conduct normal business operations. It is not possible to be certain that all aspects of the Year 2000 Issue affecting the entity, including those related to the efforts of customers, suppliers, or other third parties, will be fully resolved